Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-26297 and 333-65379.



                                                   Arthur Andersen LLP

Minneapolis, Minnesota,
April 4, 2001